UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (date  of  earliest event reported) :     August 12, 2005

                            HYPERDYNAMICS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

             001-32490                                            87-0400335
     (Commission File Number)                                   (IRS Employer
                                                             Identification No.)

                           9700 Bissonnet, Suite 1700
                              Houston, Texas 77036
          (Address of principal executive offices, including zip code)

                                 (713) 353-9400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written  communications  pursuant  to  Rule 425 under the Securities Act
(17  CFR  230.425)

[_]     Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act
     (17  CFR  240.14a-12)

[_]     Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under the
     Exchange  Act  (17  CFR  240.14d-2(b))

[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM  1.01.     Entry  into  a  Material  Definitive  Agreement.

     New  financing.  On  August  12,  2005,  we received the net cash amount of
     --------------
$909,025 from the sale of our securities by entering into a series of agreements with Dutchess Private Equities Fund, II, LP ("Dutchess"). We anticipate receiving an additional net cash amount of approximately $500,000 from Dutchess upon our filing of a Form SB-2 which we anticipate filing on or before October 15, 2005. Since only the Commission can order a Form SB-2 effective, we do not know when or if the Form SB-2 will become effective. The Form SB-2 will register the number of shares of common stock underlying the agreements that we reasonably believe will be a sufficient number of shares based on the current price of our common stock, with such number of registration shares subject to the Global Amendment agreement that provides that we are not obligated to register more than 8,400,000 shares of common stock for all shares issuable under the agreements unless we have obtained shareholder approval. The net cash amount we received on August 12, 2005 represents the gross amount of $1,000,000 less expenses.

     The  Agreements  with  Dutchess:
     --------------------------------

1.     Debenture  Agreement.  This  debenture  is a convertible debenture in the
       --------------------
face amount of $1,500,000 maturing in August 2012 with an interest rate of 10%. Dutchess may convert the debenture in whole or in part into our common stock. The conversion rate is variable and will not exceed $1.00 per share, but may be lower and is subject to a formula contained in the debenture agreement. The actual number of shares that we may issue subject to the debenture agreement is not determinable as it is based on the market price of our common stock from time to time and could exceed 1,500,000 shares of common stock.

2.     Security  Agreement.  Dutchess has a security interest in our 51% working
       -------------------
interest  in  two  oil  and  gas  leases  that  we  own  in  Louisiana.

3.     Debenture  Registration  Rights Agreement.  This is a registration rights
       -----------------------------------------
agreement whereby Dutchess has registration rights for the common stock underlying the debenture.

4.     Subscription  Agreement.  This  is  the  subscription  agreement by which
       -----------------------
Dutchess  purchased  the  debenture  from  us.

5.     Warrant  Agreement.  We  granted  Dutchess  a  warrant  to purchase up to
       ------------------
500,000 shares of our common stock with a cashless exercise. The warrant is immediately exercisable and expires in August 2010. The fixed exercise price is $1.00 per share. The warrant agreement contains a registration rights clause.

6.     Investment Agreement.  The nature of the investment agreement is commonly
       --------------------
known as an equity line of credit. The maximum amount of money that we would be able to raise is $20,000,000. Over a time period of 36 months we may periodically deliver new issue shares of our common stock to Dutchess who then delivers cash to us based on a fluctuating price per share. We are not obligated to request the entire $20,000,000. The actual number of shares that we may issue subject to the investment agreement is not determinable as it is based on the market price of our common stock from time to time.

7.     Equity  Line  of  Credit  Registration  Rights  Agreement.  This  is  a
       ---------------------------------------------------------
registration  rights  agreement whereby Dutchess has registration rights for the
       --
common  stock  underlying  the  equity  line  of  credit.

8.     Irrevocable  Transfer Agent Instructions.  Pursuant to the agreements, we
       ----------------------------------------
were required to deliver irrevocable instructions to our transfer agent in connection with shares issuable pursuant to the debenture agreement and the warrant agreement establishing the procedure by which Dutchess notifies the transfer agent of desired new issuances of common stock.

9.     Global Amendment.  The global amendment further clarifies that we are not
       ----------------
obligated to register more than 8,400,000 shares of common stock for all shares issuable under the agreements unless we have obtained shareholder approval.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Direct Financial Obligation. We are required to repay the debenture in cash
     ---------------------------
when our stock price is less than $1.00. However, if the price of our common stock is more than $1.00, Dutchess may elect to convert a portion of the face amount into shares of common stock from time to time. The actual portion of the face amount that Dutchess may decide to convert into common stock is not determinable. Therefore, the actual amount of money that we may have to repay to Dutchess is not determinable. The debenture agreement requires that we repay:

     (a)     $15,000  on  August  29,  2005;
     (b)     $15,000  on  September  29,  2005;  and
     (c) $87,888 on the 29th day of each month thereafter until the non-converted portion of the debenture is repaid.

ITEM  3.02.     Unregistered  Sales  of  Equity  Securities.

     The debenture and the warrant are unregistered securities. We have received the net cash amount of $909,025 for this sale, and we anticipate receiving an additional net cash amount of approximately $500,000 upon our filing of a Form SB-2 which we anticipate filing on or before October 15, 2005. The purchaser, Dutchess, is an accredited investor. These securities were sold pursuant to an exemption from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D. Certificates that may be issued for the unregistered securities will contain a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees, to any underwriter in connection with any of these transactions. This transaction did not involve a public offering. The investor was knowledgeable about our operations and financial condition. The investor had knowledge and experience in financial and business matters that allowed it to evaluate the merits and risk of receipt of these securities. The warrant has a cashless exercise. The warrant is immediately exercisable and expires in August 2010. The fixed exercise price is $1.00 per share. The warrant agreement contains a registration rights clause. The debenture has a face amount of $1,500,000, an interest rate of 10% and matures on August 2012. Dutchess may convert the debenture in whole or in part into our common stock. The conversion rate is variable and will not exceed $1.00 per share, but may be lower and is subject to a formula contained in the debenture agreement. The actual number of shares that we may issue subject to the debenture agreement is not determinable as it is based on the market price of our common stock from time to time and could exceed 1,500,000 shares of common stock.

ITEM     9.01.     Financial  Statements  And  Exhibits.

(c)     Exhibits.

Exhibit
Number     Exhibit  Title
_________________________________________________________

10.1          Debenture  Agreement
10.2          Security  Agreement
10.3          Debenture  Registration  Rights  Agreement
10.4          Subscription  Agreement
10.5          Warrant  Agreement
10.6          Investment  Agreement
10.7          Equity  Line  of  Credit  Registration  Rights  Agreement
10.8          Irrevocable  Transfer  Agent  Instructions
10.9          Global  Amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      HYPERDYNAMICS  CORPORATION

Date:  August  18,  2005

     By:  /s/  Kent  Watts
          ----------------
     Kent  Watts,  President,  CEO,  and  Chief  Financial  Officer